1
Exhibit 31.1
CERTIFICATION
OF PRINCIPAL
EXECUTIVE OFFICER
PURSUANT TO RULES 13A-14(A) AND 15D-14(A)
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
I, Ali Mazanderani,
certify that:
1.
I
have
reviewed
Amendment
No.
1
to
annual
report
on
Form
10-K
of
Lesaka
Technologies,
Inc.
(“Lesaka”)
for
the
year
ended June 30, 2025; and
2.
Based on
my knowledge,
this report
does not
contain any
untrue statement
of a
material fact
or omit
to state
a material
fact
necessary
to
make
the
statements
made,
in
light
of
the
circumstances
under
which
such
statements
were
made,
not
misleading
with respect to the period covered by this report.
Date: February 4, 2026
/s/ Ali Mazanderani
Ali Mazanderani
Executive Chairman